EXHIBIT 21

                     SUBSIDIARIES OF SOTHEBY'S HOLDINGS, INC.


     The subsidiaries of Sotheby's Holdings, Inc., which are wholly owned except where indicated, are as follows:

                                                            JURISDICTION OF
                                                             INCORPORATION
                                                            ---------------
Sotheby's Holdings, Inc. ................................   Michigan
  Sotheby Parke Bernet Stamp Auction, Inc. ..............   Connecticut
  Sotheby's Art Sales Corp. .............................   New York
  Sotheby's (Canada), Inc. ..............................   Canada
  Sotheby's Financial Services, Inc. ....................   Nevada
    SFS California, Inc. ................................   Nevada
  Sotheby's International Realty, Inc. ..................   Michigan
    Sotheby's International Realty Affiliates, Inc. .....   New York
    Sotheby's International Realty of Colorado, Inc. ....   Michigan
    Sotheby's International Realty Ltd. .................   United Kingdom
    Sotheby's International Realty S.A. .................   Spain
  Sotheby's Service Corporation .........................   Delaware
  SPTC, Inc. ............................................   Nevada
    Sotheby's Nevada, Inc. ..............................   Nevada
      Acquavella Modern Art (50%) .......................   Nevada
  SFS Holdings, Inc. ....................................   Delaware
    Fine Art Insurance Ltd. .............................   Bermuda
  Sotheby's Inc. ........................................   New York
    Edmund Peel Fine Art Ltd. ...........................   Jersey
      Edmund Peel Fine Art S.L. .........................   Spain
         Edmund Peel y Asociados S.A. ...................   Spain
    Etablissement Sotheby ...............................   Liechtenstein
    Oatshare Limited ....................................   United Kingdom
      International Art & Antique Loss Register
         Ltd. (20%) .....................................   United Kingdom
      Sotheby International Travel Limited ..............   United Kingdom
      Sotheby's .........................................   United Kingdom
        Art Development (India) Ltd. ....................   United Kingdom
          Sotheby's India Pvt. Ltd. (India) (50%) .......   United Kingdom
        The Bond Street Kiosk Ltd. ......................   United Kingdom
        Clark Nelson Limited (USA) ......................   New York
        Lexbourne Limited (50%) .........................   United Kingdom
        Parke & Co. Limited (55%) .......................   United Kingdom
        Sotheby's London ................................   United Kingdom
        Sotheby's Espana S.A. ...........................   Spain
        Suitlast Ltd. ...................................   United Kingdom
      Sotheby's Financial Services Ltd. .................   United Kingdom
    Sotheby Parke Bernet, Inc. ..........................   Delaware
    Sotheby Parke Bernet Nederland B.V. .................   Netherlands
        Sotheby Mak van Waay B.V. .......................   Netherlands
        Sotheby's Israel, Ltd. ..........................   Israel
    Sotheby's A.G. ......................................   Switzerland
    Sotheby's Scandinavia A.B. ..........................   Sweden
    Sotheby's Asia Inc. .................................   Michigan
    Sotheby's Australia Pty. Ltd. (50.5%) ...............   Australia
    Sotheby's Deutschland GmbH ..........................   West Germany
      Sotheby's Kunstauktionen G.m.b.H. .................   Austria
      Sotheby's Hungary Ltd. ............................   Hungary
    Sotheby's France S.A.R.L. ...........................   France
    Sotheby's Holdings International, Inc. ..............   Michigan
      Sotheby's International Ltd. ......................   United Kingdom
    Sotheby's Hong Kong Ltd. ............................   Hong Kong
      Sotheby's Monaco S.A.M. ...........................   Monaco
      Sotheby's Taiwan Limited ..........................   Taiwan
      Sotheby's Australia Pty. Ltd. (49.5%) .............   Australia
    Sotheby's Italia s.r.l. .............................   Italy
    Sotheby's Japan Ltd. ................................   Japan
    Sotheby's Special Sales, Inc. .......................   Delaware
    York Avenue Development, Inc. .......................   New York